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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20, 2005

                        COMMISSION FILE NUMBER: 001-15933

                              BLUE VALLEY BAN CORP
             (Exact name of registrant as specified in its charter)

               KANSAS                                    48-1070996
  (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                   Identification No.)


            11935 RILEY                                  66225-6128
       OVERLAND PARK, KANSAS

(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (913) 338-1000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (12 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (12 CFR 240.13e-4(c))


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ITEMS 2.02 AND 7.01 REGULATION FD DISCLOSURE AND RESULTS OF OPERATION AND
         FINANCIAL CONDITION

         The Registrant's press release dated July 20, 2005, announcing financial results for its fiscal second quarter period ended June 30, 2005 is attached hereto as Exhibit 99.1, and is incorporated herein by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

             99.1 Press Release Dated July 20, 2005.









                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               BLUE VALLEY BAN CORP


         Date: July 20, 2005                       By: /s/ Mark A. Fortino
                                                       -------------------------
                                                       Mark A. Fortino,
                                                       Chief Financial Officer